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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported):   August 14, 2002


	              INTERNATIONAL SHIPHOLDING CORPORATION
            (Exact name of registrant as specified in its charter)


       Delaware            2-63322	                   36-2989662
   (State or other       (Commission           	     (IRS Employer
    jurisdiction of       File Number)	          Identification No.)
    incorporation)


                              650 Poydras Street
                        New Orleans, Louisiana  70130
               (Address of principal executive offices)(Zip Code)



                               (504) 529-5461
             (Registrant's telephone number, including area code)


                               Not applicable
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

(c) Exhibits

99.1 Certification of Principal Executive Officer of contents of Form
           10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of Principal Financial Officer of contents of Form
           10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.   Regulation FD Disclosure

      On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of the registrant furnished to the SEC their certifications of contents of Form 10-Q for the period ending June 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        INTERNATIONAL SHIPHOLDING CORPORATION


                         By:  ____/s/ Gary L. Ferguson _________
                                        Gary L. Ferguson
                             Vice President and Chief Financial Officer

Dated:  August 14, 2002